united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BIONDO FUNDS

SEMI-ANNUAL REPORT
JUNE 30, 2018

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholder:

Happy Summer! Beaches, barbeques, camp, fireworks, lightning bugs – these are some of the best things (in our view) that come with summer. Vacation too.

We were fortunate to spend the last days of June and first days of July with family in Italy – 16 of us in total went to celebrate Joe Sr.’s upcoming 80th birthday. We visited several towns along the Amalfi coast, met some wonderful people, ate fantastic food and ended our trip in Rome.

We were awestruck by Rome - which we have been lucky enough to have now visited several times in our lives. The history boggles the mind. How they even thought to build these structures, much less executed their construction is fascinating. The Colosseum, the Pantheon, St. Peter’s Basilica, the Trevi Fountain and the Forum were all highlights. Rome was the world’s superpower for a thousand years - the ancient Romans understood long-term investment!

The summer also holds a special place in the hearts of cycling fans worldwide, as it brings the sport’s most famous race, the Tour de France. For those that are unfamiliar with the event, the Tour de France is one of cycling’s three Grand Tours. Each July, 20+ teams comprised of nearly 200 of the best cyclists in the world compete in the race - which spans 23 days and covers more than 2,000 miles. With 23 days of televised coverage, you’re likely to catch at least one of the various stages of the race. If you do, you will notice that riders tend to pack together in groups -in cycling parlance known as the “peloton”. Winners will pull ahead of the peloton, while riders who struggle with the grueling pace or experience equipment issues will lag behind.

This same principal can be applied to the markets, with the peloton represented by the broad market. As this large group of hundreds of stocks winds its way around curves, through valleys and over mountains, many stocks will behave quite similarly. However, there will be stocks and sectors that break away from the pack for sustained periods of time, others that fall well behind the pack, and a few that inevitably fall out of the race altogether. Our job as investors and risk managers is to identify the stocks, sectors, and asset classes that have the strength to pedal beyond the comfortable confines of the peloton and avoid those that lag behind or fall out of the race.

The first half of 2018 has been interesting for us to navigate. Much like last year, growth stocks are leading the pack – outperforming the broad markets and value stocks. Our two growth-oriented funds that we manage have fared quite well thus far this year. The Biondo Focus Fund was up 14.99% through June 30th while the Biondo Growth Fund was up 13.96% - both after fees. Meanwhile, the standard benchmark for US equities, the S&P 500 was up 2.65% in the first half of the year.

During the first half of the year there were no new purchases. However, we liquidated positions in Pacira Pharmaceuticals in both the Focus Fund and Growth Fund. We also sold Core Labs in the Focus Fund.

From a relative strength perspective, some observations from the first half of 2018:

●	US Equities continued to be the best performing asset class;

●	International Equities did not perform well, particularly in Emerging Markets;

●	Within domestic equities, small companies outperformed large cap companies and growth outperformed value ;

●	Technology was a leading sector, with Energy improving greatly during the 2nd quarter .

Volatility was more muted during the second quarter relative to earlier in the year. While markets have struggled to regain their highs posted in late January, on balance markets have remained calmer than we expected. Valuations are much better than was the case at those highs and earnings growth has remained robust. While we are at the very beginning of earnings season, earnings growth should once again show impressive strength. Current estimates for growth are 20%. While down slightly from the 25% level seen in the first quarter, this would still mark the second strongest quarter since 2010. Tax cuts remain an important driver of strength, but sales growth also appears to be boosting results. We expect future guidance to be closely parsed by investors to understand any impact of recent trade issues on capital spending and profits.

We continue to be concerned about inflation. As an economy transitions into the later stages of the typical business cycle, inflationary pressures are common. This is usually fueled by strength in the employment market – as low unemployment such as we have today means higher wages in order to attract workers. While wage growth has remained muted in the current cycle, protectionist trade policies can also result in inflation.

We are increasingly concerned with what we see and hear from The Trump Administration in terms of trade. The United States officially enacted $34 billion worth of new tariffs on Chinese manufactured and capital goods in recent weeks. In response, China launched $34 billion of tariffs on U.S. goods - mostly agricultural products.

Protectionism has not historically gone very well, ultimately resulting in a losing proposition for all involved. With the US and China representing nearly 40% of the world’s economy, a trade war between the two countries could have substantial effects. While thus far these tensions have not impacted economic activity or equity prices domestically, we think stock prices would be higher today were it not for trade issues. Fortunately, investors have focused on economic data and earnings growth, resulting in the strength seen in equities. We remain hopeful that earnings growth will remain solid and be enough to keep investors committed.

While this all plays out for the balance of 2018, we continue to expect elevated volatility. We will continue to make tactical decisions given that backdrop and remain confident in our current positioning. We remain committed and focused on serving the needs of our shareholders. We appreciate the trust and confidence that you have placed in us and wish you the best for a safe and fun-filled summer.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Executive Officer	Founder
Chief Investment Officer	Senior Portfolio Manager

Sources: www.letour.fr; IAS & Wealthscape – returns; BIA Trading log- positions sold; Focus Financial Advisors – volatility, growth vs. value; Factset – earnings growth; Axios – Chinese tariffs; Bloomberg – US/China economies; Quood – S&P 2018 YTD; Standard & Poors – annual earnings growth; CNBC – U.S. tariffs on China; Dorsey Wright, Bloomberg – relative strength.

2131-NLD-7/31/2018

The Biondo Growth Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmarks:

					Annualized
	Six		Annualized	Annualized	Inception** -
	Months	One Year	Five Year	Ten Year	June 30, 2018
The Biondo Growth Fund – Investor Shares	13.96%	25.04%	11.38%	5.75%	4.79%
Russell 1000 Growth Total Return Index	7.25%	22.51%	16.36%	11.83%	10.34%
S&P 500 Total Return Index	2.65%	14.37%	13.42%	10.17%	8.48%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.89%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

The Russell 1000 Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Ten Sectors are as follows, as of June 30, 2018:

Sectors	% of Net Assets	Sectors	% of Net Assets
Healthcare - Products	17.8%	Banks	8.2%
Internet	16.4%	Apparel	6.1%
Computers	9.4%	Medical Instruments	4.3%
Biotechnology	8.9%	Oil & Gas Services	4.3%
Diversified Financial Services	8.6%	Oil & Gas	3.8%
		Other, Cash & Cash Equivalents	12.2%
			100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the periods ended June 30, 2018, compared to its benchmarks:

				Annualized
			Annualized	Inception**-
	Six Months	One Year	Five Year	June 30, 2018
The Biondo Focus Fund – Investor Shares	14.99%	25.73%	15.99%	9.83%
Dow Jones Industrial Average Total Return Index	(0.73)%	16.31%	12.96%	13.16%
S&P 500 Total Return Index	2.65%	14.37%	13.42%	13.09%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Investor Class returns are calculated using the traded NAV at the beginning of the year. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s total annual operating expense ratio before waivers is 2.76%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

The Fund’s Top Ten Sectors are as follows, as of June 30, 2018:

Sectors	% of Net Assets	Sectors	% of Net Assets
Healthcare - Products	25.7%	Medical Instruments	6.2%
Internet	16.4%	Computers	4.4%
Diversified Financial Services	11.0%	Commercial Services	3.5%
Biotechnology	10.8%	Oil & Gas	3.4%
Banks	8.0%	Oil & Gas Services	1.7%
		Other, Cash & Cash Equivalents	8.9%
			100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2018

Shares		Value
	COMMON STOCK & WARRANTS - 95.7%
	APPAREL - 6.1%
47,500	Under Armour, Inc. - Class A *	$1,067,800
12,500	VF Corp.	1,019,000
		2,086,800
	AUTO MANUFACTURERS - 2.0%
2,000	Tesla, Inc. *	685,900

	BANKS - 8.2%
50,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	816,000
15,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	951,450
35,000	SB One Bancorp	1,039,500
		2,806,950
	BIOTECHNOLOGY - 8.9%
12,500	Celgene Corp. *	992,750
10,000	Exact Sciences Corp. *	597,900
2,000	Regeneron Pharmaceuticals, Inc. *	689,980
4,500	Vertex Pharmaceuticals, Inc. *	764,820
		3,045,450
	COMMERCIAL SERVICES - 3.5%
19,500	Square, Inc. *	1,201,980

	COMPUTERS - 9.4%
17,500	Apple, Inc.	3,239,425

	DIVERSIFIED FINANCIAL SERVICES - 8.6%
15,000	MasterCard, Inc. - Class A	2,947,800

	HEALTHCARE - PRODUCTS - 17.8%
6,000	ABIOMED, Inc. *	2,454,300
6,500	Intuitive Surgical, Inc. *	3,110,120
17,000	LeMaitre Vascular, Inc.	569,160
		6,133,580
	INTERNET - 16.4%
6,500	Alibaba Group Holding Ltd. - ADR *	1,205,945
2,000	Alphabet, Inc. - Class A *	2,258,380
11,250	Facebook, Inc. - Class A *	2,186,100
		5,650,425
	MEDICAL INSTRUMENTS - 4.3%
5,250	Illumina, Inc. *	1,466,273

	OIL & GAS - 3.8%
10,000	Diamondback Energy, Inc. *	1,315,700

See accompanying notes to financial statements.

The Biondo Growth Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2018

Shares		Value
	OIL & GAS SERVICES - 4.3%
5,000	Core Laboratories NV	$631,050
12,500	Schlumberger Ltd.	837,875
		1,468,925
	PHARMACEUTICALS - 2.4%
15,000	Bristol-Myers Squibb Co.	830,100

	TOTAL COMMON STOCK & WARRANTS (Cost - $15,926,114)	32,879,308

	SHORT-TERM INVESTMENT - 4.4%
	MONEY MARKET FUND - 4.4%
1,531,512	Dreyfus Treasury Prime Cash Management - Institutional Class, 1.68% ** (Cost - $1,531,512)	1,531,512

	TOTAL INVESTMENTS - 100.1% (Cost - $17,457,626)	$34,410,820
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(42,670)
	NET ASSETS - 100.0%	$34,368,150

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2018.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

The Biondo Focus Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2018

Shares		Value
	COMMON STOCK & WARRANTS - 91.1%
	BANKS - 8.0%
75,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	$1,224,000
20,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	1,268,600
		2,492,600
	BIOTECHNOLOGY - 10.8%
7,000	Celgene Corp. * ^	555,940
17,500	Exact Sciences Corp. *	1,046,325
3,000	Regeneron Pharmaceuticals, Inc. *	1,034,970
4,300	Vertex Pharmaceuticals, Inc. *	730,828
		3,368,063
	COMMERCIAL SERVICES - 3.5%
18,000	Square, Inc. *	1,109,520

	COMPUTERS - 4.4%
7,500	Apple, Inc. ^	1,388,325

	DIVERSIFIED FINANCIAL SERVICES - 11.0%
17,500	MasterCard, Inc. - Class A ^	3,439,100

	HEALTHCARE - PRODUCTS - 25.7%
7,500	ABIOMED, Inc. *	3,067,875
7,500	Intuitive Surgical, Inc. * ^	3,588,600
25,000	Mazor Robotics Ltd. - ADR *	1,387,750
		8,044,225
	INTERNET - 16.4%
6,500	Alibaba Group Holding Ltd. - ADR *	1,205,945
1,000	Alphabet, Inc. - Class A *	1,129,190
14,300	Facebook, Inc. - Class A * ^	2,778,776
		5,113,911
	MEDICAL INSTRUMENTS - 6.2%
7,000	Illumina, Inc. * ^	1,955,030

	OIL & GAS - 3.4%
8,000	Diamondback Energy, Inc.	1,052,560

	OIL & GAS SERVICES - 1.7%
8,000	Schlumberger Ltd.	536,240

	TOTAL COMMON STOCK & WARRANTS (Cost - $14,065,736)	28,499,574

See accompanying notes to financial statements.

The Biondo Focus Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

June 30, 2018

Shares		Value
	SHORT-TERM INVESTMENT - 9.0%
	MONEY MARKET FUND - 9.0%
2,798,352	Dreyfus Treasury Prime Cash Management - Institutional Class, 1.68% ** (Cost - $2,798,352)	$2,798,352

	TOTAL INVESTMENTS - 100.1% (Cost - $16,864,088)	$31,297,926
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(28,464)
	TOTAL NET ASSETS - 100.0%	$31,269,462

*	Non-income producing security.

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at June 30, 2018 is $12,739,091.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2018.

ADR - American Depository Receipt

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2018

	The Biondo Growth	The Biondo Focus
	Fund	Fund
ASSETS
Investment securities:
At cost	$17,457,626	$16,864,088
At value	$34,410,820	$31,297,926
Receivable for Fund shares sold	493	5,611
Dividends and interest receivable	8,299	5,646
Prepaid expenses & other assets	6,510	8,914
TOTAL ASSETS	34,426,122	31,318,097

LIABILITIES
Due to Custodian	2,950	1,542
Investment advisory fees payable	21,522	15,796
Payable to related parties	11,671	9,970
Distribution (12b-1) fees payable	7,149	6,533
Accrued audit fees	7,869	7,463
Accrued expenses and other liabilities	6,811	7,331
TOTAL LIABILITIES	57,972	48,635
NET ASSETS	$34,368,150	$31,269,462

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$16,809,385	$15,736,239
Accumulated net investment loss	(149,322)	(286,244)
Accumulated net realized gain from security transactions and options transactions	754,893	1,385,629
Net unrealized appreciation of investments	16,953,194	14,433,838
NET ASSETS	$34,368,150	$31,269,462

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$34,368,150	$31,269,462
Shares of beneficial interest outstanding	1,994,560	1,623,405
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$17.23	$19.26

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF OPERATIONS (Unaudited)

For the Six Months Ended June 30, 2018

	The Biondo Growth	The Biondo Focus
	Fund	Fund
INVESTMENT INCOME
Dividends (net of $825 and $248 foreign taxes withheld)	$95,305	$37,292
Interest	7,969	7,367
TOTAL INVESTMENT INCOME	103,274	44,659

EXPENSES
Investment advisory fees	166,896	207,276
Distribution (12b-1) fees - Investor Class	41,724	36,724
Administration fees	21,302	22,902
Fund accounting fees	13,529	13,350
Transfer agent fees	10,679	11,572
Registration fees	8,945	11,020
Audit fees	7,498	6,802
Compliance officer fees	7,240	6,367
Trustees’ fees and expenses	6,631	6,504
Legal fees	5,792	7,469
Custody fees	2,539	3,982
Shareholder reporting expense	1,434	3,588
Insurance expense	644	447
Interest expense	—	19,751
Other expenses	1,500	1,399
TOTAL EXPENSES	296,353	359,153

Less: Fees waived by the Advisor	(45,924)	(28,250)

NET EXPENSES	250,429	330,903
NET INVESTMENT LOSS	(147,155)	(286,244)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on transactions from Investments	2,601,982	1,961,051
Net change in unrealized appreciation (depreciation) on Investments	1,883,218	2,425,282

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,485,200	4,386,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,338,045	$4,100,089

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(147,155)	$(283,467)
Net realized gain from investments and written options	2,601,982	2,643,202
Net change in unrealized appreciation (depreciation) of investments and options written	1,883,218	4,427,290
Net increase in net assets resulting from operations	4,338,045	6,787,025

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	435,650	980,443
Payments for shares redeemed	(2,704,146)	(5,214,214)
Redemption fee proceeds	2	—
Net decrease in net assets from shares of beneficial interest	(2,268,494)	(4,233,771)

TOTAL INCREASE IN NET ASSETS	2,069,551	2,553,254

NET ASSETS
Beginning of Period	32,298,599	29,745,345
End of Period *	$34,368,150	$32,298,599
*Includes accumulated net investment loss of:	$(149,322)	$(2,167)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	26,896	71,936
Shares Redeemed	(168,065)	(379,361)
Net decrease in shares of beneficial interest outstanding	(141,169)	(307,425)

See accompanying notes to financial statements.

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(286,244)	$(566,312)
Net realized gain from investments and options written	1,961,051	2,911,052
Net change in unrealized appreciation (depreciation) of investments	2,425,282	4,391,431
Net increase in net assets resulting from operations	4,100,089	6,736,171

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(3,210,079)
From distributions to shareholders	—	(3,210,079)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	731,888	2,618,759
Payments for shares redeemed	(899,208)	(4,029,049)
Net asset value of shares issued in reinvestment of distributions	—	3,065,284
Redemption fee proceeds	212	915
Net increase (decrease) in net assets from shares of beneficial interest	(167,108)	1,655,909

TOTAL INCREASE IN NET ASSETS	3,932,981	5,182,001

NET ASSETS
Beginning of Period	27,336,481	22,154,480
End of Period *	$31,269,462	$27,336,481
*Includes accumulated net investment loss of:	$(286,244)	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	40,171	153,197
Shares Reinvested	—	182,132
Shares Redeemed	(49,333)	(240,853)
Net increase (decrease) in shares of beneficial interest outstanding	(9,162)	94,476

See accompanying notes to financial statements.

The Biondo Focus Fund

STATEMENT OF CASH FLOWS (Unaudited)

For the Six Months Ended June 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,100,089
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Proceeds from disposition of long-term investment securities	8,000,858
Purchases of long-term investment securities	(4,278,593)
Sale of short-term investments, net	(2,674,539)
Changes in operating Assets and Liabilities:
Net change in unrealized appreciation (depreciation)	(2,425,282)
Net realized gain	(1,961,051)
Increase in interest and dividends receivable	(1,598)
Decrease in receivables for securities sold	429,455
Decrease in prepaid expenses	1,205
Decrease in accrued expenses and other liabilities	(28,553)
Net cash provided by operating activities	1,161,991

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued, net	732,962
Fund shares redeemed	(899,208)
Redemption fee proceeds	212
Repayments on line of credit	(999,999)
Net cash used in financing activities	(1,166,033)

Net decrease in cash	(4,042)

CASH:
Beginning balance	2,500
Ending balance	$(1,542)

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$20,793

See accompanying notes to financial statements.

The Biondo Growth Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Investor Class
	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,		December 31,	December 31,	December 31,
	2018		2017	2016		2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$15.12		$12.17	$12.31		$13.17	$12.38	$8.94
Activity from investment operations:
Net investment loss (1)	(0.07)		(0.12)	(0.10)		(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments and option transactions	2.18		3.07	(0.04)		(0.75)	0.90	3.52
Total income (loss) from investment operations	2.11		2.95	(0.14)		(0.86)	0.79	3.44
Paid-in-Capital from redemption fees (1)	0.00	(2)	—	0.00	(2)	—	0.00 (2)	0.00 (2)
Net asset value, end of period	$17.23		$15.12	$12.17		$12.31	$13.17	$12.38
Total return (3)	13.96	% (6)	24.24%	(1.06	)% (5)	(6.53)%	6.38%	38.48%
Net assets, end of period (in 000s)	$34,368		$32,299	$29,745		$33,053	$37,287	$36,390
Ratio of gross expenses to average net assets (4)	1.78	% (7)	1.88%	1.90%		1.72%	1.77%	1.74%
Ratio of net expenses to average net assets	1.50	% (7)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.88	)% (7)	(0.90)%	(0.83)%		(0.84)%	(0.87)%	(0.73)%
Portfolio turnover rate	4	% (6)	24%	36%		25%	44%	20%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

(6)	Not annualized.

(7)	Annualized.

See accompanying notes to financial statements.

The Biondo Focus Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Investor Class
	Six Months Ended		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	June 30,		December 31,		December 31,	December 31,		December 31,	December 31,
	2018		2017		2016	2015		2014	2013
	(Unaudited)

Net asset value, beginning of period	$16.74		$14.40		$14.20	$16.18		$13.92	$8.91
Activity from investment operations:
Net investment loss (1)	(0.18)		(0.38)		(0.33)	(0.33)		(0.35)	(0.35)
Net realized and unrealized gain (loss) on investments and option transactions	2.70		4.90		0.53	(1.65)		2.60	5.36
Total income (loss) from investment operations	2.52		4.52		0.20	(1.98)		2.25	5.01
Paid-in-Capital from redemption fees (1)	0.00	(2)	0.00	(2)	0.00 (2)	0.00	(2)	0.01	0.00 (2)
Less distributions from:
Net realized gains	—		(2.18)		—	—		—	—
Total distributions	—		(2.18)		—	—		—	—
Net asset value, end of period	$19.26		$16.74		$14.40	$14.20		$16.18	$13.92
Total return (3)	14.99	% (7)	31.29	% (6)	1.41%	(12.24	)% (4)	16.24%	56.23%
Net assets, end of period (in 000s)	$31,269		$27,336		$22,154	$25,407		$32,613	$20,552

Ratio of gross expenses to average net assets including interest expense (5)	2.44	% (8)	2.75%		3.17%	2.62%		2.65%	3.58%
Ratio of gross expenses to average net assets excluding interest expense (5)	2.31	% (8)	2.45%		2.59%	2.36%		2.34%	2.82%
Ratio of net expenses to average net assets including interest expense	2.25	% (8)	2.55%		3.14%	2.62%		2.65%	3.58%
Ratio of net expenses to average net assets excluding interest expense	2.12	% (8)(9)	2.25%		2.56%	2.36%		2.34%	2.82%
Ratio of net investment loss to average net assets	(1.95	)% (8)	(2.20)%		(2.55)%	(2.06)%		(2.27)%	(3.11)%
Portfolio turnover rate	15	% (7)	48%		60%	55%		52%	81%

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period

(2)	Amount represents less than $0.01 per share.

(3)	Total return represents aggregate total return based on Net Asset Value. Total returns would have been lower absent waived fees and reimbursed expenses. Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	There was no effect on total return due to a trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

(7)	Not annualized.

(8)	Annualized.

(9)	Effective June 1, 2018, the expense limitation was reduced to 1.50%.

See accompanying notes to financial statements.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2018

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund,” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment companies. Each Fund currently offers Investor Class shares. The Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Funds’ investments measured at fair value:

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$32,879,308	$—	$—	$32,879,308
Short-Term Investment	1,531,512	—	—	1,531,512
Total	$34,410,820	$—	$—	$34,410,820

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$28,499,574	$—	$—	$28,499,574
Short-Term Investment	2,798,352	—	—	2,798,352
Total	$31,297,926	$—	$—	$31,297,926

The Funds did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There are no derivatives held in the Funds at June 30, 2018.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$1,324,409	$5,211,611
The Biondo Focus Fund	4,278,594	8,000,858

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2018 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
The Biondo Growth Fund	$17,457,626	$17,648,954	$(695,760)	$16,953,194
The Biondo Focus Fund	17,179,007	14,750,360	(631,441)	14,118,919

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.00%

Prior to June 1, 2018 the management fee for Biondo Focus was 1.50%. For the six months ended June 30, 2018, the Advisor earned fees of $166,896 and $207,276 for The Biondo Growth Fund and The Biondo Focus Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2019, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the six months ended June 30, 2018 the Advisor waived fees in the amount of $45,924 for The Biondo Growth Fund pursuant to the waiver agreement.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2020, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Focus Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets, effective June 1, 2018. Previously the expense limitation was 2.25%. This amount will herein be referred to as the “expense limitation.” For the six months ended June 30, 2018, the Advisor waived fees in the amount of $28,250 for The Biondo Focus Fund pursuant to the waiver agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the applicable Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

As of December 31, 2017, the Advisor had $318,098 and $56,712 of waived expenses for The Biondo Growth Fund and The Biondo Focus Fund, respectively that may be recovered by the following dates:

Fund	December 31, 2018	December 31, 2019	December 31, 2020	Total
The Biondo Growth Fund	$81,251	$116,273	$120,574	$318,098
The Biondo Focus Fund	$—	$5,566	$51,146	$56,712

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended June 30, 2018, The Biondo Growth Fund Investor Class was charged $41,724, and The Biondo Focus Fund was charged $36,724, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. For the six months ended June 30, 2018, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2020 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.00% per annum at the time of borrowing. During the six months ended June 30, 2018, the Fund incurred $19,751 of interest expense related to the borrowings. Average borrowings and the average interest rate during the six months ended June 30, 2018 were $452,054 and 3.60%. The largest outstanding borrowing during the six months ended June 30, 2018 was $999,999. As of June 30, 2018,

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

the Fund did not have any outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of June 30, 2018, the Fund had $12,739,091 in securities pledged as collateral for the line of credit.

7.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the six months ended June 30, 2018, the Funds assessed $2 and $212 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, National Financial Services LLC held approximately 94.0% and 79.7% of the voting securities of the Biondo Growth Fund and the Biondo Focus Fund, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

9.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the Focus Fund for six months ended June 30, 2018 was as follows:

	Long-Term
Fund	Capital Gains	Total
Focus Fund	$3,210,079	$3,210,079

The Biondo Growth Fund had no distributions paid for the year ended December 31, 2017.

The Funds had no distributions for the year ended December 31, 2016.

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Capital Loss	Other		Total
	Carry	Book/Tax	Unrealized	Accumulated
Fund	Forwards	Differences	Appreciation	Earnings
Growth Fund	$(1,743,976)	$(105,280)	$15,069,976	$13,220,720
Focus Fund	$—	$(260,503)	$11,693,637	$11,433,134

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation and accumulated net realized gain/loss from security and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles, and the unamortized portion of organizational expenses for tax purposes. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and the unamortized portion of organizational expenses for the Growth Fund.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2018

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2017, the Growth Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carry forwards as follows:

			Expiring
Fund	CLCF Expired	CLCF Utilized	12/31/18	Total
The Biondo Growth Fund	$1,038,026	$2,619,124	$1,743,976	$1,743,976

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for partnerships and capital loss carryovers resulted in reclassification for the Funds for the year ended December 31, 2017 as follows:

		Undistributed	Accumulated
		Ordinary	Long-Term
Fund	Paid In Capital	Income (Loss)	Gains (Loss)
The Biondo Growth Fund	$(1,322,938)	$284,133	$1,038,805
The Biondo Focus Fund	(602,104)	566,312	35,792

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

On June 26, 2018, the Board approved the pending merger of The Biondo Growth Fund into The Biondo Focus Fund.

The Biondo Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2018

As a shareholder of the Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
The Biondo Growth Fund	$1,000.00	$1,139.60	$ 7.96	1.50%
The Biondo Focus Fund	1,000.00	1,149.90	11.30	2.12%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	1/1/18	6/30/18	1/1/18 – 6/30/18	1/1/18 – 6/30/18
The Biondo Growth Fund	$1,000.00	$1,017.36	$ 7.50	1.50%
The Biondo Focus Fund	1,000.00	1,014.28	10.59	2.12%

*	“Actual” expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Biondo Investment Advisers, LLC – Adviser to Biondo Focus Fund and Biondo Growth Fund *

In connection with the regular meeting held on August 22-23, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisers, LLC (“Biondo”) and the Trust, with respect to the Biondo Focus Fund and the Biondo Growth Fund (collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.

The Trustees noted that Biondo was wholly-owned by the Biondo Group, LLC, which was founded in 2004 as an independent investment management firm. They considered that the firm managed approximately $420 million in assets and provided personalized investment services to individuals and institutions. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Biondo Funds, taking into consideration their educational backgrounds and noting the investment team’s deep financial industry and investment management experience with specialists in research, operations, business development, compliance, and client service. The Trustees also reviewed Biondo’s research process, noting that the adviser took a fundamental approach by conducting labor intensive research that analyzed the financial data of a significant number of companies and considered various other economic factors. They noted that Biondo then performed additional qualitative and quantitative analysis to finalize investment selections. The Trustees noted that the adviser demonstrated solid risk management knowledge. The Trustees observed that rather than mitigating market risk with traditional hedging strategies, the adviser relied on the strength of its in-depth research and analysis. The Trustees concluded that Biondo would likely continue to provide high quality service to the Biondo Funds for the benefit of the shareholders.

Performance.

Biondo Focus. The Trustees discussed the Fund’s strategy and noted its objective of seeking long-term capital appreciation and its one-star Morningstar rating. The Trustees reviewed the performance history of the Fund, noting that the focused nature of the Fund continued to lead to volatility. The Trustees noted that in the one-year period, the Fund returned 30.3%, which was in the top percentile of its peer group and outperformed the category median as well as the benchmark index S&P 500 by over 12%. The Trustees observed that in the three-year and five-year periods, the Fund had not performed quite as well compared to the benchmark, but still ranked in the top half of its peer group. The Trustees discussed that the adviser had remained consistent with its portfolio approach and while the Fund had a high level of volatility, it had delivered on the goal of providing solid returns while implementing improvements in risk

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

management. After further discussion, the Trustees concluded that the Fund’s performance was in line with expectations.

Biondo Growth. The Trustees discussed the Fund’s strategy and noted its objective of seeking capital appreciation and its one-star Morningstar rating. The Trustees reviewed the Fund’s performance over the one-year period, the Fund had returned 17.5%, which was in the 52nd percentile and underperformed the category median and benchmark index (S&P 500), but outperformed its peer group median. The Trustees conceded that the Fund’s Sharpe ratio in this period was still 1.46, demonstrating a return in excess of each unit of risk incurred. Over the three-year period, the Trustees noted that the Fund was ranked in the lowest quartile of the Morningstar category with an annual 600 basis point underperformance compared to its index and category median. The Trustees conceded that the five-year and since-inception periods exhibited the same general trends. They further considered that the adviser had enhanced its risk management process, which seemed to contribute to incremental improvements in performance. After further discussion, the Trustees concluded that, especially in light of the adviser’s efforts to improve performance, the Fund’s performance was acceptable.

Fees and Expenses.

Biondo Focus. The Trustees noted the Fund’s advisory fee of 1.50% was significantly higher than both its peer group and Morningstar category averages. They noted, however, that the fee was still within the range of its peer group and Morningstar category. They considered the adviser’s explanation that the highly concentrated nature of the Fund’s portfolio and the use of derivatives were principal factors driving its higher fees. The Trustees also considered the hours required to initially select a security and then continually monitor positions as a reasonable justification for the adviser’s relatively higher fees. The Trustees considered that the Fund’s net expense ratio was significantly higher than the average of its Morningstar category and peer group and higher than any in the Morningstar category. After further discussion, upon weighing all factors, the Trustees concluded that the advisory fee was not unreasonable.

Biondo Growth. The Trustees noted that the Fund’s advisory fee of 1.00% was higher than both its peer group and Morningstar category averages, but within the ranges of both comparison groups. The Trustees compared the fee to the average advisory fees charged by the adviser to its separate account clients and noted that the Fund’s advisory fee was significantly lower than the average fee charged to those clients. The Trustees noted that the Fund’s expense ratio of 1.50% was higher than the Morningstar category average of 1.19% but lower than the peer group average of 1.60%, and within the ranges of each comparison group. The Trustees noted that the adviser had an expense cap in place, and reasoned that in light of the time and commitment the adviser devoted to the Fund, the fee was not unreasonable.

Economies of Scale.

The Trustees noted that the adviser was amenable to the discussion of breakpoints in the future. After discussion, it was the consensus of the Trustees that based on the current and anticipated size of each Fund, asset levels did not warrant breakpoints at this time, but economies of scale would be revisited as the size of each Fund increased.

Profitability.

The Trustees noted that, with respect to each Fund, after individual reviews, the profit margin as a percent of revenue was not insignificant. The Trustees reasoned that the percentage of profit was not the only

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

relevant consideration and agreed that the dollar amount received as compensation did not appear excessive, especially in light of the significant time and intellectual capital invested by the adviser to develop its proprietary strategy. The Trustees concluded that the profits for each Fund were not excessive.

Conclusion.

Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests the shareholders of the Biondo Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, Pennsylvania 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/30/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/30/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 8/30/18